American Century Investment Trust

STATEMENT OF ADDITIONAL INFORMATION SUPPLEMENT

DIVERSIFIED BOND FUND * HIGH-YIELD FUND * INFLATION PROTECTION BOND FUND
PREMIUM MONEY MARKET FUND * PRIME MONEY MARKET FUND

Supplement dated October 5, 2005 * Statement of Additional Information dated
July 29, 2005

THE FOLLOWING REPLACES THE FIRST PARAGRAPH ON THE COVER PAGE:

   This statement of additional information adds to the discussion in the funds'
   prospectuses dated July 29, 2005, but is not a prospectus. The statement of additional information should be read in conjunction with the funds' current prospectuses. If you would like a copy of a prospectus, please contact us at one of the addresses or telephone numbers listed on the back cover or visit
   American Century's Web site at americancentury.com.

American Century Investment Services, Inc., Distributor

©2005 American Century Proprietary Holdings, Inc. All rights reserved.

The American Century Investments logo, American Century and American Century
Investments are service marks of American Century Proprietary Holdings, Inc.

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